Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche High Conviction Global Bond Fund

Bernhard Falk has been added as a portfolio manager of the fund and, together with Rahmila Nadi, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche High Conviction Global Bond Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information is provided as of October 31, 2017:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Rahmila Nadi	$1 - $10,000	$1 - $10,000
Bernhard Falk	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rahmila Nadi	1	$83,044,070	0	$0
Bernhard Falk	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rahmila Nadi	0	$0	0	$0
Bernhard Falk	2	$648,095,763	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Rahmila Nadi	0	$0	0	$0
Bernhard Falk	0	$0	0	$0

Please Retain This Supplement for Future Reference

January 10, 2018

SAISTKR-402